UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 24, 2023

OXFORD SQUARE CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	814-00638	20-0188736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sound Shore Drive, Suite 255
Greenwich CT 06830

(Address of principal executive offices)

Registrant’s telephone number, including area code (203) 983-5275

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OXSQ	NASDAQ Global Select Market LLC
6.50% Notes due 2024	OXSQL	NASDAQ Global Select Market LLC
6.25% Notes due 2026	OXSQZ	NASDAQ Global Select Market LLC
5.50% Notes due 2028	OXSQG	NASDAQ Global Select Market LLC
Right to purchase Common stock, par value $0.01 per share	OXSQR	NASDAQ Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 24, 2023, Oxford Square Capital Corp. (NYSE: OXSQ) (the “Company”) entered into a dealer manager agreement (the “Dealer Manager Agreement”) by and among the Company, Oxford Square Management, LLC, Oxford Funds, LLC and Ladenburg Thalmann & Co. Inc. in connection with the issuance by the Company to the holders of record (the “Stockholders of Record”) at the close of business on May 23, 2023 (the “Record Date”) transferable rights (each a “Right” and, collectively, the “Rights”) entitling such Stockholders of Record to subscribe for up to 16,633,723 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company (the “Offering”). The Stockholders of Record will receive one Right for every three outstanding shares of Common Stock owned on the Record Date (1 for 3). The Rights entitle the holders to purchase one new Common Stock for each Right held. Rights holders who fully exercise their Rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional Common Stock covered by any unexercised Rights. The Company will not issue any fractional Rights.

The Offering is being made pursuant a prospectus supplement, dated May 24, 2023 (the “Prospectus Supplement”), and the accompanying prospectus, dated September 26, 2022, each of which constitute part of the Company’s effective shelf registration statement on Form N-2 (File No. 333-265533) previously filed with the Securities and Exchange Commission.

The foregoing description of the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Dealer Manager Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference.

In connection with the Offering, the Company entered into a Subscription Agent Agreement, dated May 24, 2023, with Computershare Trust, N.A. and Computershare Inc. (“Subscription Agent Agreement”), and an Information Agent Agreement, dated May 5, 2023, with Alliance Advisors, LLC (“Information Agent Agreement”) to provide services with respect to the Offering.

The foregoing description is only a summary of the Subscription Agent Agreement and Information Agent Agreement and is qualified in its entirety by reference to the text of the Subscription Agent Agreement filed with this report as Exhibit 99.1 and incorporated herein by reference and Information Agent Agreement filed with this report as Exhibit 99.2 and incorporated herein by reference.

Item 8.01. Other Events

On May 24, 2023, the Company commenced the Offering pursuant to the Prospectus Supplement. A copy of the opinion of Dechert LLP relating to the legality of the Offering is filed as Exhibit 5.1 to this report.

The Company incorporates by reference the exhibits filed herewith into the Prospectus Supplement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1*	Dealer Manager Agreement, dated as of May 24, 2023, by and among the Company, Oxford Square Management, LLC, Oxford Funds, LLC and Ladenburg Thalmann & Co. Inc.

4.1*	Form of Subscription Rights Certificate.

5.1*	Opinion of Dechert LLP.

23.1*	Consent of Dechert LLP (included in Exhibit 5.1).

99.1*	Subscription Agent Agreement, dated as of May 24, 2023, by and among the Company, Computershare Trust Company, N.A. and Computershare Inc.†

99.2*	Information Agent Agreement, dated as of May 5, 2023, by and between the Company and Alliance Advisors, LLC.†

*	Filed herewith.
†	Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford Square Capital Corp.

Date: May 30, 2023	By:	/s/ Saul B. Rosenthal
	Name:	Saul B. Rosenthal
	Title:	President

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